UNITED STATES
                SECURITIES AND EXCHANGE COMMISSION
                      Washington, D.C.  20549

                             FORM 8-K

                          CURRENT REPORT

               Pursuant to Section 13 or 15(d) of the
                  Securities Exchange Act of 1934

                 Date of Report:  October 16, 2003
       (Date of Earliest Event Reported:  October 16, 2003)

                        EL PASO CORPORATION
      (Exact name of Registrant as specified in its charter)


     Delaware             1-14365            76-0568816
  (State or other    (Commission File     (I.R.S. Employer
  jurisdiction of         Number)       Identification No.)
 incorporation or
   organization)

                         El Paso Building
                       1001 Louisiana Street
                       Houston, Texas 77002
        (Address of principal executive offices) (Zip Code)

 Registrant's telephone number, including area code (713) 420-2600



Item 5.  Other Events and Regulation FD Disclosure
         ----------------------------------------
      On October 16, 2003, we announced the closing of the sale of East Coast Power, L.L.C. to GS Linden Power Holdings LLC, a subsidiary of The Goldman Sachs Group Inc. A copy of our press release is attached as Exhibit 99.1 and is incorporated herein by reference.


Item 7.  Financial Statements and Exhibits
         ---------------------------------

          (c)  Exhibits.

                Exhibit
                 Number    Description
               ---------   ------------
                  99.1     Press Release dated October 16, 2003.


                            SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                              EL PASO CORPORATION

                              By: /s/ Jeffrey I. Beason
                                 ----------------------------
                                   Jeffrey I. Beason
                                 Senior Vice President
                                     and Controller
                             (Principal Accounting Officer)

Dated:  October 16, 2003


                           EXHIBIT INDEX

     Exhibit
     Number       Description
     -------      ------------
      99.1        Press Release dated October 16, 2003.